SCHEDULE 14C INFORMATION

                                                                          Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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Preliminary Information Statement

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Definitive Information Statement

NORTHERN LIGHTS FUND TRUST

                                                                         (Name of Registrant as Specified in Its Charter)

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                                           Northern Lights Fund Trust

Incline Capital Long/Short Fund

                                                    450 Wireless Boulevard

Hauppauge, New York  11788

INFORMATION STATEMENT IN CONNECTION WITH SOLICITATION

OF WRITTEN CONSENT

We Are Not Asking You for a Proxy, and You are Requested Not To Send Us a Proxy.

This document is an information statement ("Information Statement").  This Information Statement is being furnished to shareholders of the Incline Capital Long/Short Fund ("Fund"), a series of Northern Lights Fund Trust  (the "Trust"), in connection with the solicitation of written consent by the Board of Trustees ("Board", the members of which are referred to in this Information Statement as "Trustees") of the Trust for action to be taken by written consent in lieu of a shareholder meeting ("Written Consent").

The Trust is organized as a Delaware statutory trust, and is not required to hold an annual meeting of its shareholders.  The Trust's Declaration of Trust and By-laws permit any action to be taken by shareholders to be taken without a meeting if a majority of shareholders entitled to vote on the matter consent to the action in writing and written consents are filed with the records of the meetings of shareholders.  Such consent of shareholders shall be treated for all purposes as a vote at a meeting.

The Board had fixed the close of business on October 6, 2009 as the record date for determination of shareholders entitled to receive this Information Statement ("Record Date").  As of the Record Date, the number of shares outstanding for the Fund was 1,023,498.791 shares.

Shareholders will be asked to consider and approve a new Management Agreement between the Trust and Incline Capital, LLC, the Fund’s investment adviser, ("Incline" or "Adviser").  No increase in the management fee is being proposed.

This Information Statement is being mailed or given to shareholders starting on or about [date], 2009.  The Written Consent will be executed and submitted to the Trust on or about [date], 2009.

This Information Statement should be kept for future reference.  The Fund has not been in existence for a full fiscal year and there has been no annual report for the Fund.  If you would like to receive additional copies of this Information Statement, please contact the Trust at 450 Wireless Boulevard, Hauppauge, New York 11788, or call 1-866-994-5729.

THE BOARD, INCLUDING EACH OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS APPROVE THE PROPOSAL

PROPOSAL

APPROVAL OF A NEW MANAGEMENT AGREEMENT BETWEEN

THE TRUST AND INCLINE CAPITAL, LLC

Background

Incline Capital, LLC ("Incline") serves as the Fund’s investment adviser and, prior to August 6, 2009, was co-owned by Michiel H. Hurley and Sequoia Securities Holdings, LLC.  Mr. Hurley was the managing member of Incline and provided the day to day investment management services to the Fund.  On August 6, 2009, 2009, Sequoia Securities Holdings, LLC transferred all of the membership interests it owned in Incline to a new co-owner, PCGRIA, LLC.  However, Mr. Hurley remains as the managing member of Incline and will continue to provide the investment management services to the Fund.

Under the Investment Company Act of 1940, as amended, (the "Investment Company Act") a transaction that results in a change of control of an investment adviser causes the management agreement to be “assigned.”  The Investment Company Act further provides that a management agreement will automatically terminate in the event of its assignment.  The transaction described above resulted in a “change in control” of Incline for purposes of the Investment Company Act and caused the “assignment” and resulting termination of the old management agreement (the "Old Agreement").

The Board of Trustees of the Trust has approved an interim management agreement ("Interim Agreement") and, subject to written consent of a majority of shareholders of the Fund, a new management agreement ("New Agreement") for the Fund.  The primary purpose of this proposal is to allow Incline to continue to serve as the investment adviser to the Fund.

The Interim Management Agreement

However, ordinarily, shareholder approval must be obtained before a management agreement takes effect.  Rule 15a-4 under the Investment Company Act permits an investment adviser to a registered investment company to serve temporarily under an interim agreement that is approved by a fund’s board of trustees but that has not been approved by shareholders, if the following conditions are met:

(i)

the compensation under the interim agreement is no greater than under the previous agreement;

(ii)

the fund’s board of trustees, including a majority of the disinterested trustees, has voted  in person to approve the interim agreement before the previous agreement is terminated;

(iii)

the fund’s board of trustees, including a majority of the disinterested trustees, determines that the scope and quality of services to be provided to the fund under the interim agreement will be at least equivalent to the scope and quality of services provided under the previous agreement;

(iv)

the interim agreement provides that the fund’s board of trustees or a majority of the fund’s outstanding voting securities may terminate the agreement at any time, without payment of any penalty, on not more than 10 calendar days written notice to the investment adviser;

(v)

the interim agreement contains the same provisions as the previous agreement with the exception of effective and termination dates, provisions required by Rule 15a-4, and other differences determined to be immaterial by the board of trustees; and

(vi)

the interim agreement provides, in accordance with the specific provisions of Rule 15a-4, for the establishment of an escrow account for fees received under the interim agreement pending approval of a new management agreement by shareholders.

A change of control of Incline occurred on August 6, 2009.  In anticipation of the transaction described above, the Fund's Board of Trustees approved the Interim Agreement at an in-person meeting held on August 5, 2009, (the "Meeting") be effective on the date of the change of control of Incline.  Incline will serve as the Fund's investment adviser pursuant to the Interim Agreement for 150 days after the change in control or, if earlier, until the New Agreement is approved by the Fund's shareholders by way of written consent.  If the Fund's shareholders approve the New Agreement within the 150-day period, the amount of advisory fees held in an escrow account, plus interest, will be paid to Incline.  If the Fund's shareholders do not approve the New Agreement, Incline will be paid the lesser of the costs incurred in performing its services under the Interim Agreement or the total amount in the escrow account, plus interest earned.

Similar to the Old Agreement, under the Interim Agreement, the Fund agreed to pay Incline, on a monthly basis, an annual advisory fee of 1.80% of the Fund’s average daily net assets.  Pursuant to an operating expense limitation agreement between Incline and the Fund, Incline agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual operating expenses (exclusive of any front-end or contingent deferred sales loads, taxes, interest, brokerage commissions, dividend expense on securities sold short, acquired or underlying fund fees and expenses, or extraordinary expenses such as litigation or reorganization costs) do not exceed 2.25% of the Fund’s average net assets until May 31, 2010.  Incline is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid in any fiscal year of the Fund over the following three fiscal years, as long as the reimbursement does not cause the Fund’s operating expenses to exceed the expense cap.

The New Management Agreement

Subject to shareholder written consent, the Trust will enter into the New Agreement with Incline.  The terms and conditions of the New Agreement are substantially identical in all material respects to those of the Interim Agreement as well as the Old Agreement, except that the dates of execution, effectiveness, and termination provisions are changed to comply with the Investment Company Act.

The New Agreement will become effective upon Fund shareholder written consent.  The New Agreement provides that it will remain in force for an initial term of two (2) years, and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of a majority (as defined in the Investment Company Act) of the outstanding shares of the Fund; provided that in either event continuance is also approved by a majority of the trustees who are not affiliated with Incline (the “Independent Trustees”), by a vote cast in person at a meeting called for the purpose of voting on such approval.  The New Agreement may be terminated at any time, on sixty (60) days written notice, without the payment of any penalty by the Board of Trustees, by a vote of the majority of the outstanding voting securities of the Fund, or by Incline.  The New Agreement, like all advisory agreements, automatically terminates in the event of its assignment.

The New Agreement provides that Incline shall not be liable for any error of judgment or mistake of law or any loss suffered by the Fund, except a loss resulting from willful misfeasance, bad faith or gross negligence, or Incline’s reckless disregard of its obligations.

The New Agreement for the Fund is attached as Exhibit A.  You should read the New Agreement.  The description in this Information Statement of the New Agreement is only a summary.

Information Concerning Incline Capital, LLC

         Incline Capital, LLC, is located at 4741 Caughlin Parkway, Suite 2, Reno, Nevada  89519.

The names, addresses and principal occupations of the principal executive officers and managing members of Incline are set forth below:

Name:	Title:	Address:	Principal Occupation:
Michiel H. Hurley	Managing Member & Chief Investment Officer	4741 Caughlin, Pkwy, Ste 2, Reno, NV 89519	Portfolio Manager
Kurt Ohlson	Managing Member & Head of Distribution	6710 North Scottsdale Rd., Suite 210 Scottsdale, AZ 85253	Marketer

On August 10, 2009, Mr. Hurley and PCGRIA, LLC each owned 50% of the membership interests of Incline.

Evaluation By The Board Of Trustees

The Board has determined that continuity and efficiency of portfolio investment advisory services after the change of control of Incline was best assured by approving the Interim Agreement and the New Agreement.  The Board believes that the Interim Agreement and the New Agreement will enable the Trust to continue to obtain high quality management services at costs which it deems appropriate and reasonable and that approval of the Interim Agreement and New Agreement was in the best interests of the Trust and the shareholders of the Fund.

At the Meeting, the Board, including the Independent Trustees, evaluated the impact of the proposed acquisition of controlling interest of Incline on the Fund and discussed the Interim Agreement and the proposed New Agreement.  In evaluating the impact of the acquisition, the Board, including the Independent Trustees, noted that they had considered the initial approval of the Old Agreement (which terms were almost identical to the terms of the Interim Agreement and New Agreement) at an in-person meeting held on February 27, 2009.

Based on its discussions, the Board of Trustees believed that approval of the Interim Agreement and New Agreement was in the best interests of the Trust and the Fund's shareholders.  Accordingly, the Board of Trustees, including the Independent Trustees, unanimously recommends shareholders of the Fund consent to the approval of the New Agreement.  In making this recommendation, the Trustees primarily evaluated (i) their satisfaction with the experience, reputation, qualifications and background of Incline’s investment personnel, (ii) the nature and quality of operations and services including the research tools and overall investment philosophy that Incline will continue to provide the Fund with no change in fees, (iii) the benefits of continuity in services to be provided by Incline, and (iv) the fact that the portfolio manager will not change as a result of the change in control.

At the Meeting, the Trustees were reminded that, at the Fund's organizational board meeting held on February 27, 2009, they had been provided information about Incline and its operations and had also been provided information describing the factors that should be considered with respect to the approval of an investment advisory agreement.  Counsel to the Independent Trustees explained that the same factors should be considered in approving the Interim Agreement and the New Agreement.

As to the nature, extent and quality of the services to be provided by the Adviser to the Fund, the Trustees considered that, under the terms of the Interim Agreement and the New Management Agreement, Incline would, subject to the supervision of the Board of Trustees of the Trust, provide or arrange to be provided to the Fund such investment advice as the Adviser in its discretion deems advisable and would furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objective and policies.  The Trustees noted that they had discussed at the Fund's organizational board meeting, the history of Incline and the investment experience of its personnel, as well as the quality of the services that they expect to receive from the Adviser. The Board further noted that it had also considered the experience and resources to be dedicated to the Fund by the Adviser.  The Board concluded that, overall, the nature, extent and quality of the services to be provided to the Fund under the Interim Agreement and the New Management Agreement were consistent with the Board’s expectations.

Because the Fund has not operated for a sufficient period of time necessary for the Board to evaluate its performance, the Trustees noted that they would not consider the investment performance of the Fund in approving the Interim Agreement and the New Management Agreement.  However, the Board was mindful that it had considered the investment performance of the portfolio manager and the investment strategies and philosophies that would be used by the Adviser in managing the Fund that had been presented by the Adviser at the Fund's organizational Board meeting.  It was the consensus of the Trustees that the overall investment philosophy of the Adviser was satisfactory and that the research tools and overall approach employed by the Adviser Could provide reasonable returns.

As to comparative fees and expenses, the Trustees noted that at the Fund's organizational board meeting, they had considered the management fee to be paid by the Fund and compared those fees to management fees paid by other mutual funds.  The Trustees noted that they had also compared the total expense ratio of the Fund with the expense ratios of other funds and had determined that the Fund’s management fee, and estimated overall expense ratio were reasonable.  The Trustees noted that they also considered the Adviser’s agreement to waive fees or reimburse expenses to the extent that the Fund’s total operating expenses exceed certain limits, and that these fee waivers and expense reimbursements would be in effect under the Interim Agreement and the New Management Agreement.  The Trustees concluded that the Fund’s management fees were acceptable in light of the quality of services the Fund expects to receive from the Adviser and the level of fees paid by other mutual funds.

As to the profits to be realized by Incline for management of the Fund, the Trustees noted that they had reviewed the Adviser’s estimates of its profitability and its financial condition at the Fund's organizational board meeting.  Based on this review, the Trustees concluded that they were satisfied that the Adviser’s expected level of profitability from its relationship with the Fund was reasonable, competitive with that of comparable funds and not excessive under the Interim Agreement or the New Management Agreement.

As to economies of scale and whether fee levels reflect those economies of scale, the Trustees noted that these factors were not relevant given the small size and age of the Fund; however, it was the consensus of the Board that the issue be revisited as the Fund grows.

As a result of their considerations, the Board of Trustees, including all of the Independent Trustees, determined that the Interim agreement and the proposed New Agreement are each in the best interests of the Fund and its shareholders.  Accordingly, the Board of Trustees, by separate vote of the Independent Trustees and the entire Board of Trustees, unanimously approved the Interim Agreement, and unanimously approved the New Agreement and voted to recommend the New Agreement to shareholders for approval by written consent.

The Board Of Trustees Of The Trust, Including The Independent Trustees, Unanimously Recommends That Shareholders Consent to the Approval Of the Proposed New Agreement

OPERATION OF THE FUND

The Fund is a diversified series of Northern Lights Fund Trust, an open-end management investment company organized as a Delaware statutory trust.  The Board of Trustees supervises the business activities of the Fund and all other series of the Trust.  Like other mutual funds, the Trust retains various organizations to perform specialized services.  As described above, the Fund currently retains Incline Capital, LLC as its investment adviser.  The Fund retains Gemini Fund Services, LLC, 450 Wireless Boulevard, Hauppauge, New York, 11788 to provide the Fund with administrative services, and to act as the Fund’s transfer agent and fund accountant.  Northern Lights Compliance Services, LLC, an affiliate of Gemini Fund Services, LLC, provides compliance services to the Trust and the Fund for which the Fund pays a compliance fee.  The Fund's distributor is Northern Lights Distributors, LLC, located at 4020 South 147th Street, Suite 2, Omaha, Nebraska  68137.

SHAREHOLDER PROPOSALS

The Fund does not hold annual shareholder meetings.  Under the rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be considered at future shareholder meetings.  Under these rules, proposals submitted for shareholder consideration must be received by the Trust within a reasonable time before the shareholder meeting.  The fact that the Trust receives a shareholder proposal in a timely manner does not insure its consideration by shareholders, because there are other requirements in the Securities and Exchange Commission's rules relating to such inclusion.  You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the Investment Company Act, which must be met by convening such a shareholder meeting.  Any shareholder proposal should be sent to Mr. Emile R. Molineaux, Gemini Fund Services, 450 Wireless Boulevard, Hauppauge, New York  11788.

VOTING INFORMATION

The close of business on October 6, 2009 is the record date for determining the shareholders entitled to receive this Information Statement (the “Record Date”).  As of the Record Date there were 1,023,498.791 shares of the Fund issued and outstanding.  Only shareholders of record on the Record Date are entitled to consider the proposals contained herein.  All shareholder of record on the Record Date will receive this Information Statement; however, not all shareholders will be requested to consent to the proposals.

SECURITY OWNERSHIP

As of October 6, 2009, all Trustees and officers of the Trust as a group beneficially owned less than 1.00% of the outstanding shares of the Fund.

As of October 6, 2009, the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of the Fund.  Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of the Fund as of October 6, 2009.

Name	Amount Beneficially Owned	Percent of Shares
CHARLES SCHWAB & CO 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4122	471,170.583	46.04%

Exhibit A

PROPOSED NEW MANAGEMENT AGREEMENT

INVESTMENT ADVISORY AGREEMENT

Between

NORTHERN LIGHTS FUND TRUST

 and

INCLINE CAPITAL, LLC

      AGREEMENT, made as of ______________________ between Northern Lights Fund Trust, a Delaware statutory trust (the "Trust"), and Incline Capital, LLC, a corporation organized and existing under the laws of the State of Nevada (the "Adviser") located at 4741 Caughlin Parkway, Suite 2, Reno, Nevada 89519.

RECITALS:

     WHEREAS, the Trust is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act");

     WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, each having its own investment objective or objectives, policies and limitations;

     WHEREAS, the Trust offers shares in the series named on Appendix A hereto (such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with Section 1.3, being herein referred to as a "Fund," and collectively as the "Funds");

     WHEREAS, the Adviser is or soon will be registered as an investment adviser under the Investment Advisers Act of 1940; and

     WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to the Trust with respect to each Fund in the manner and on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, the parties hereto agree as follows:

1. Services of the Adviser.

      1.1 Investment Advisory Services. The Adviser shall act as the investment adviser to each Fund and, as such, shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of each Fund in a manner consistent with its investment objective(s), policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by each Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the  issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and  to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission than may be charged by other brokers.

      The Trust hereby authorizes any entity or person associated with the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement, which is a member of a national securities exchange, to effect any transaction on the exchange for the account of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

      The Adviser shall carry out its duties with respect to each Fund's investments in accordance with applicable law and the investment objectives, policies and restrictions set forth in each Fund's then-current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.

      1.2 Administrative Services.   The Trust has engaged the services of an administrator.   The Adviser shall provide such additional administrative services as reasonably requested by the Board of Trustees or officers of the Trust; provided, that the Adviser shall not have any obligation to provide under this Agreement any direct or indirect services to Trust shareholders, any services related to the distribution of Trust shares, or any other services which are the subject of a separate agreement or arrangement between the Trust and the Adviser. Subject to the foregoing, in providing administrative services hereunder, the Adviser shall:

      1.2.1 Office Space, Equipment and Facilities.  Provide such office space, office equipment and office facilities as are adequate to fulfill the Adviser’s obligations hereunder.

      1.2.2 Personnel. Provide, without remuneration from or other cost to the Trust, the services of individuals competent to perform the administrative functions which are not performed by employees or other agents engaged by the Trust or by the Adviser acting in some other capacity pursuant to a separate agreement or arrangement with the Trust.

      1.2.3 Agents. Assist the Trust in selecting and coordinating the activities of the other agents engaged by the Trust, including the Trust's shareholder servicing agent, custodian, administrator, independent auditors and legal counsel.

      1.2.4 Trustees and Officers. Authorize and permit the Adviser's directors, officers and employees who may be elected or appointed as Trustees or officers of the Trust to serve in such capacities, without remuneration from or other cost to the Trust.

      1.2.5 Books and Records. Assure that all financial, accounting and other records required to be maintained and preserved by the Adviser on behalf of the Trust are maintained and preserved by it in accordance with applicable laws and regulations.

      1.2.6 Reports and Filings. Assist in the preparation of (but not pay for) all periodic reports by the Fund to its shareholders and all reports and filings required to maintain the registration and qualification of the Funds and Fund shares, or to meet other regulatory or tax requirements applicable to the Fund , under federal and state securities and tax laws.

      1.3 Additional Series. In the event that the Trust establishes one or more series after the effectiveness of this Agreement ("Additional Series"), Appendix A to this Agreement may be amended to make such Additional Series subject to this Agreement upon the approval of the Board of Trustees of the Trust and the shareholder(s) of the Additional Series, in accordance with the provisions of the Act. The Trust or the Adviser may elect not to make any such series subject to this Agreement.

2. Expenses of the Funds ..

      2.1 Expenses to be Paid by Adviser. The Adviser shall pay all salaries, expenses and fees of the officers, Trustees and employees of the Trust who are officers, directors , members or employees of the Adviser.

      In the event that the Adviser pays or assumes any expenses of the Trust not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Adviser of any obligation to the Funds under any separate agreement or arrangement between the parties.

      2.2 Expenses to be Paid by the Fund.  Each Fund shall bear all expenses of its operation, except those specifically allocated to the Adviser under this Agreement or under any separate agreement between the Trust and the Adviser. Subject to any separate agreement or arrangement between the Trust and the Adviser, the expenses hereby allocated to the Fund , and not to the Adviser, include but are not limited to:

      2.2.1 Custody. All charges of depositories, custodians, and other agents for the transfer, receipt, safekeeping, and servicing of the Fund' s cash, securities, and other property.

      2.2.2 Shareholder Servicing. All expenses of maintaining and servicing shareholder accounts, including but not limited to the charges of any shareholder servicing agent, dividend disbursing agent, transfer agent or other agent engaged by the Trust to service shareholder accounts.

      2.2.3 Shareholder Reports. All expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders.

      2.2.4 Prospectuses. All expenses of preparing, converting to EDGAR format, filing with the Securities and Exchange Commission or other appropriate regulatory body, setting in type, printing and mailing annual or more frequent revisions of the Fund 's Prospectus and Statement of Additional Information and any supplements thereto and of supplying them to shareholders.

      2.2.5 Pricing and Portfolio Valuation. All expenses of computing the Fund 's net asset value per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Fund 's investment portfolio.

      2.2.6 Communications. All charges for equipment or services used for communications between the Adviser or the Trust and any custodian, shareholder servicing agent, portfolio accounting services agent, or other agent engaged by the Trust.

      2.2.7 Legal and Accounting Fees. All charges for services and expenses of the Trust's legal counsel and independent accountants.

      2.2.8 Trustees' Fees and Expenses. All compensation of Trustees other than those affiliated with the Adviser, all expenses incurred in connection with such unaffiliated Trustees' services as Trustees, and all other expenses of meetings of the Trustees and committees of the Trustees.

      2.2.9 Shareholder Meetings. All expenses incidental to holding meetings of shareholders, including the printing of notices and proxy materials, and proxy solicitations therefor.

      2.2.10 Federal Registration Fees. All fees and expenses of registering and maintaining the registration of the Fund under the Act and the registration of the Fund 's shares under the Securities Act of 1933 (the "1933 Act"), including all fees and expenses incurred in connection with the preparation, converting to EDGAR format, setting in type, printing, and filing of any Registration Statement, Prospectus and Statement of Additional Information under the 1933 Act or the Act, and any amendments or supplements that may be made from time to time.

      2.2.11 State Registration Fees. All fees and expenses of taking required action to permit the offer and sale of the Fund 's shares under securities laws of various states or jurisdictions, and of registration and qualification of the Fund under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesperson of the Trust in any state).

      2.2.12 Confirmations. All expenses incurred in connection with the issue and transfer of Fund shares, including the expenses of confirming all share transactions.

      2.2.13 Bonding and Insurance. All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Trustees of the Trust, including, without limitation, such bond, liability and other insurance expenses that may from time to time be allocated to the Fund in a manner approved by its Trustees.

      2.2.14 Brokerage Commissions. All brokers' commissions and other charges incident to the purchase, sale or lending of the Fund 's portfolio securities.

      2.2.15 Taxes. All taxes or governmental fees payable by or with respect to the Fund to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes.

      2.2.16 Trade Association Fees. All fees, dues and other expenses incurred in connection with the Trust's membership in any trade association or other investment organization.

      2.2.18 Compliance Fees. All charges for services and expenses of the Trust's Chief Compliance Officer.

      2.2.19 Nonrecurring and Extraordinary Expenses. Such nonrecurring and extraordinary expenses as may arise including the costs of actions, suits, or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees and agents.

3. Advisory Fee.

      As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under this Agreement, each Fund shall pay the Adviser on the last day of each month, or as promptly as possible thereafter, a fee calculated by applying a monthly rate, based on an annual percentage rate, to the Fund's average daily net assets for the month. The annual percentage rate applicable to each Fund is set forth in Appendix A to this Agreement, as it may be amended from time to time in accordance with Section 1.3 of this Agreement.  If this Agreement shall be effective for only a portion of a month with respect to a Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.

4. Proxy Voting.

      The Adviser will vote, or make arrangements to have voted, all proxies solicited by or with respect to the issuers of securities in which assets of a Fund may be invested from time to time.  Such proxies will be voted in a manner that you deem, in good faith, to be in the best interest of the Fund and in accordance with your proxy voting policy.  You agree to provide a copy of your proxy voting policy to the Trust prior to the execution of this Agreement, and any amendments thereto promptly.

5. Records.

      4.1 Tax Treatment. Both the Adviser and the Trust shall maintain, or arrange for others to maintain, the books and records of the Trust in such a manner that treats each Fund as a separate entity for federal income tax purposes.

      4.2 Ownership. All records required to be maintained and preserved by the Trust pursuant to the provisions or rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and maintained and preserved by the Adviser on behalf of the Trust are the property of the Trust and shall be surrendered by the Adviser promptly on request by the Trust; provided, that the Adviser may at its own expense make and retain copies of any such records.

6. Reports to Adviser.

      The Trust shall furnish or otherwise make available to the Adviser such copies of each Fund 's Prospectus, Statement of Additional Information, financial statements, proxy statements, reports and other information relating to its business and affairs as the Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

7. Reports to the Trust.

      The Adviser shall prepare and furnish to the Trust such reports, statistical data and other information in such form and at such intervals as the Trust may reasonably request.

8. Code of Ethics.

      The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code and evidence of its adoption.  Within 45 days of the last calendar quarter of each year while this Agreement is in effect, the Adviser will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the Adviser has adopted procedures reasonably necessary to prevent "access persons" (as that term is defined in Rule 17j-1) from violating the code.

9. Retention of Sub-Adviser.

      Subject to the Trust's obtaining the initial and periodic approvals required under Section 15 of the Act, the Adviser may retain one or more sub-advisers, at the Adviser's own cost and expense, for the purpose of managing the investments of the assets of one or more Funds of the Trust. Retention of one or more sub-advisers shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall, subject to Section 11 of this Agreement, be responsible to the Trust for all acts or omissions of any sub-adviser in connection with the performance of the Adviser's duties hereunder.

10. Services to Other Clients.

      Nothing herein contained shall limit the freedom of the Adviser or any affiliated person of the Adviser to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

11. Limitation of Liability of Adviser and its Personnel.

      Neither the Adviser nor any director, manager, officer or employee of the Adviser performing services for the Trust at the direction or request of the Adviser in connection with the Adviser's discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter to which this Agreement relates, and the Adviser shall not be responsible for any action of the Trustees of the Trust in following or declining to follow any advice or recommendation of the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement;  PROVIDED, that nothing herein contained shall be construed (i) to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Adviser's duties, or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement, or (ii) to protect any director, manager, officer or employee of the Adviser who is or was a Trustee or officer of the Trust against any liability of the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust.

12. Effect of Agreement.

      Nothing herein contained shall be deemed to require to the Trust to take any action contrary to its Declaration of Trust or its By-Laws or any applicable law, regulation or order to which it is subject or by which it is bound, or to relieve or deprive the Trustees of the Trust of their responsibility for and control of the conduct of the business and affairs of the Trust.

13. Term of Agreement.

      The term of this Agreement shall begin on the date first above written, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect for a period of two years. Thereafter, this Agreement shall continue in effect with respect to each Fund from year to year, subject to the termination provisions and all other terms and conditions hereof; PROVIDED, such continuance with respect to a Fund is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Trustees of the Trust; PROVIDED, that in either event such continuance is also approved annually by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto. The Adviser shall furnish to the Trust, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

14. Amendment or Assignment of Agreement.

      Any amendment to this Agreement shall be in writing signed by the parties hereto; PROVIDED, that no such amendment shall be effective unless authorized (i) by resolution of the Trustees of the Trust, including the vote or written consent of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, and (ii) by vote of a majority of the outstanding voting securities of the Fund affected by such amendment as required by applicable law. This Agreement shall terminate automatically and immediately in the event of its assignment.

15. Termination of Agreement.

      This Agreement may be terminated as to any Fund at any time by either party hereto, without the payment of any penalty, upon sixty (60) days' prior written notice to the other party; PROVIDED, that in the case of termination by any Fund, such action shall have been authorized (i) by resolution of the Trust's Board of Trustees, including the vote or written consent of Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, or (ii) by vote of majority of the outstanding voting securities of the Fund.

16. Use of Name.

      The Trust is named the Northern Lights Fund Trust and each Fund may be identified, in part, by the name "Northern Lights."

17. Declaration of Trust.

      The Adviser is hereby expressly put on notice of the limitation of  shareholder liability as set forth in the Trust's Declaration of Trust and agrees that the obligations assumed by the Trust or a Fund, as the case may be, pursuant to this Agreement shall be limited in all cases to the Trust or a Fund, as the case may be, and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust are separate and distinct from those of any and all other Funds. The Adviser further understands and agrees that no Fund of the Trust shall be liable for any claims against any other Fund of the Trust and that the Adviser must look solely to the assets of the pertinent Fund of the Trust for the enforcement or satisfaction of any claims against the Trust with respect to that Fund.

18. Confidentiality.

      The Adviser agrees to treat all records and other information relating to the Trust and the securities holdings of the Funds as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law.  In addition, the Adviser and the Adviser's officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings.  The Adviser agrees that, consistent with the Adviser's Code of Ethics, neither the Adviser nor the Adviser's officers, directors, members or employees may engage in personal securities transactions based on nonpublic information about a Fund's portfolio holdings.

19. This Agreement shall be governed and construed in accordance with the laws of the State of New York.

20. Interpretation and Definition of Terms.

         Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts, or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested persons," "assignment" and "affiliated person," as used in this Agreement shall have the meanings assigned to them by Section 2(a) of the Act. In addition, when the effect of a requirement of the Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

21. Captions.

         The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

22. Execution in Counterparts.

         This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

Signature Page Follows

         IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date and year first above written.

                               NORTHERN LIGHTS FUND TRUST

                               By: ____________________________

                               Name: Andrew Rogers

                               Title: President

INCLINE CAPITAL, LLC

                               By:_____________________________

                               Name: Mike H. Hurley

                               Title:  Managing Member & Chief Investment Officer

NORTHERN LIGHTS FUND TRUST

INVESTMENT ADVISORY AGREEMENT

APPENDIX A

NAME OF FUND	ANNUAL ADVISORY FEE AS A % OF AVERAGE NET ASSETS OF THE FUND
Incline Capital Long/Short Fund	1.80%